CIT RV TRUST 1998-A
Cutoff Date: June 30, 2007
The percentages and balances set forth in each of the following tables may not total due to rounding.
Geographic Distribution of Contracts (1)

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
State	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

Alabama	20	1.70%	403,824	1.53%
Arizona	52	4.43%	1,231,457	4.67%
Arkansas	31	2.64%	458,359	1.74%
California	155	13.19%	3,348,494	12.69%
Colorado	30	2.55%	811,219	3.07%
Connecticut	4	0.34%	39,557	0.15%
Delaware	2	0.17%	48,364	0.18%
Florida	81	6.89%	2,164,278	8.20%
Georgia	29	2.47%	686,945	2.60%
Idaho	7	0.60%	193,413	0.73%
Illinois	30	2.55%	453,935	1.72%
Indiana	15	1.28%	331,700	1.26%
Iowa	5	0.43%	162,089	0.61%
Kansas	23	1.96%	358,102	1.36%
Kentucky	8	0.68%	89,476	0.34%
Louisiana	13	1.11%	399,423	1.51%
Maine	4	0.34%	64,953	0.25%
Maryland	13	1.11%	161,634	0.61%
Massachusetts	18	1.53%	272,913	1.03%
Michigan	16	1.36%	416,792	1.58%
Minnesota	8	0.68%	363,144	1.38%
Mississippi	6	0.51%	130,318	0.49%
Missouri	45	3.83%	571,394	2.17%
Montana	6	0.51%	74,855	0.28%
Nebraska	3	0.26%	20,231	0.08%
Nevada	34	2.89%	1,033,319	3.92%
New Hampshire	6	0.51%	147,154	0.56%
New Jersery	7	0.60%	122,280	0.46%
New Mexico	19	1.62%	666,771	2.53%
New York	22	1.87%	481,765	1.83%
North Carolina	24	2.04%	847,387	3.21%
North Dakota	1	0.09%	91,251	0.35%
Ohio	12	1.02%	351,529	1.33%
Oklahoma	75	6.38%	1,157,950	4.39%
Oregon	31	2.64%	936,433	3.55%
Pennsylvania	17	1.45%	297,312	1.13%
Rhode Island	4	0.34%	31,208	0.12%
South Carolina	12	1.02%	287,306	1.09%
Tennessee	14	1.19%	421,471	1.60%
Texas	194	16.51%	4,328,865	16.41%
Utah	10	0.85%	384,992	1.46%
Vermont	1	0.09%	8,205	0.03%
Virginia	5	0.43%	53,348	0.20%
Washington	55	4.68%	1,288,706	4.88%
West Virginia	1	0.09%	1,831	0.01%
Wisconsin	6	0.51%	184,301	0.70%
Wyoming	1	0.09%	4,873	0.02%
	1175	100.00%	26,385,124	100.00%

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

CIT RV TRUST 1998-A
Cutoff Date: June 30, 2007

Range of Contract Rates

				% of Contract		% of Contract
			Number of	Pool by Number	Aggregate Principal	Pool by Principal
Range of			Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Contract Rates			Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

0.00%	- 7.49	%(1)	2	0.17%	75,426	0.29%
7.50%	- 7.99%		18	1.53%	1,195,305	4.53%
8.00%	- 8.99%		222	18.89%	9,802,748	37.15%
9.00%	- 9.99%		364	30.98%	8,304,906	31.48%
10.00%	- 10.99%		313	26.64%	4,353,027	16.50%
11.00%	- 11.99%		149	12.68%	1,755,043	6.65%
12.00%	- 12.99%		66	5.62%	611,059	2.32%
13.00%	- 13.99%		31	2.64%	210,006	0.80%
14.00%	- 14.99%		7	0.60%	57,885	0.22%
15.00%	- 15.99%		2	0.17%	10,748	0.04%
18.00%	- 18.99%		1	0.09%	8,970	0.03%
			1,175	100.00%	26,385,124	100.00%

(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.

Range of Remaining Maturities

			% of Contract		% of Contract
		Number of	Pool by Number	Aggregate Principal	Pool by Principal
Range of Remaining		Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Maturities in Months		Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

0 -	12 months	153	13.02%	319,777	1.21%
13 -	24 months	37	3.15%	170,642	0.65%
25 -	36 months	285	24.26%	2,200,217	8.34%
37 -	48 months	59	5.02%	573,426	2.17%
49 -	60 months	25	2.13%	555,933	2.11%
61 -	72 months	481	40.94%	14,091,593	53.41%
73 -	84 months	78	6.64%	2,837,139	10.75%
85 -	96 months	3	0.26%	370,204	1.40%
97 -	108 months	1	0.09%	55,483	0.21%
121 -	132 months	50	4.26%	4,876,181	18.48%
133 -	144 months	3	0.26%	334,529	1.27%
		1,175	100.00%	26,385,124	100.00%

CIT RV TRUST 1998-A
Cutoff Date: June 30, 2007

Collateral Type Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Collateral Type	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

Motor Homes	580	49.36%	20,258,640	76.78%
Fifth Wheel	285	24.26%	3,996,745	15.15%
Travel Trailer	253	21.53%	1,636,923	6.20%
Other	57	4.85%	492,815	1.87%
Total	1,175	100.00%	26,385,124	100.00%

Delinquency Status Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Delinquency Status	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

Current, including 1 to 29 days delinquent	1,023	87.06%	23,128,942	87.66%
30 to 59 days	53	4.51%	720,957	2.73%
60 to 89 days	20	1.70%	595,698	2.26%
90 to 119 days	12	1.02%	195,096	0.74%
120 to 149 days	6	0.51%	95,226	0.36%
150 to 179 days	6	0.51%	149,652	0.57%
180+ days	32	2.72%	760,637	2.88%
Repossession Status	23	1.96%	738,915	2.80%
	1,175	100.00%	26,385,124	100.00%

CIT RV TRUST 1998-A
Cutoff Date: June 30, 2007

Range of Principal Balance Outstanding

	Total	Minimum	Maximum	Average
Principal	Balance as of	Balance as of	Balance as of	Balance as of
Balance Type	Cut-off Date	Cut-off Date	Cut-off Date	Cut-off Date

Original	50,064,152	6,831	425,000	42,608
Current	26,385,124	30	268,529	22,455

New vs. Used Collateral Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
New vs. Used	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

New	775	65.96%	19,024,886	72.10%
Used	400	34.04%	7,360,237	27.90%
	1,175	100.00%	26,385,124	100.00%

Range of Credit Scores

	Minimum as of	Maximum as of	Weighted Average as of
Score Type	Origination Date	Origination Date	Origination Date

FICO	510	823	679
Custom	110	299	195

Minimum, Maximum and Weighted Average Distribution

	Minimum as of	Maximum as of	Weighted Average as of
Distribution Type	Cut-off Date	Cut-off Date	Cut-off Date

Contract Rate	5.00%	18.00%	9.25%
Original Term	84 months	240 months	187.19 months
Current Term	1 months	138 months	76.53 months